Exhibit 99.1
Boston Private Financial Holdings, Inc. Reports Third Quarter 2012 Results
Third Quarter Highlights:

•	Earnings continue to build: GAAP Net Income increased 17% to $16.5 million in the quarter, and 41% year-over-year.

•
Fee-based revenue and AUM increase due to positive market action and positive flows: Fee-based revenue increased 4% to $26.7 million in the quarter, and 2% year-over-year. AUM increased 5% to $20.1 billion in the quarter, and 16% year-over-year. Third quarter AUM net inflows were $223 million, up from $16 million linked quarter, and up from AUM net outflows of ($236) million in the third quarter of 2011.

•
Provision decreases: Provision for Loan Losses was a credit of ($4.0) million in the quarter, an improvement from a provision of $1.7 million in the second quarter of 2012 and $4.5 million year-over-year.

•	Baseline expenses flat; Operating Expenses up due to management restructuring: Operating Expenses (including $3.6 million in restructuring costs) increased 5% to $58.2 million in the quarter.

•	Capital builds: Tangible Common Equity/Tangible Assets ratio increased by 31 basis points to 7.7% in the quarter, and 56 basis points year-over-year.
Boston, MA - October 17, 2012 - Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (the “Company” or “BPFH”) today reported third quarter 2012 GAAP Net Income Attributable to the Company of $16.5 million, compared to GAAP Net Income Attributable to the Company of $14.2 million in the second quarter of 2012. BPFH reported third quarter diluted earnings per share of $0.19 compared to diluted earnings per share of $0.17 in the second quarter of 2012.
On a year-over-year basis, GAAP Net Income Attributable to the Company increased from $11.7 million in the third quarter of 2011. Earnings per share increased from $0.14 on a year-over-year basis.
“Our third quarter results reflect the three management initiatives we're executing to offset continuing pressure on Net Interest Income,” said Clayton G. Deutsch, CEO and President. “These initiatives are to place greater emphasis on growing our fee-based businesses; continue to improve our credit quality; and continue to tightly manage expenses. This month we have implemented a senior executive restructuring that will enable us to save in excess of $5 million per year of senior executive costs. We remain focused on these three initiatives as we continue our efforts to build earnings,” concluded Mr. Deutsch.
Net Interest Income Flat, Fee Revenue Up in Q3
Net Interest Income in the third quarter was $46.4 million, down 1% from $46.6 million in the second quarter of 2012. Year-over-year, Net Interest Income increased 3% from $45.1 million. Fees and Other Income for the third quarter increased 2% to $28.6 million from $28.0 million in the second quarter of 2012. On a year-over-year basis, Fees and Other Income decreased 4% from $29.7 million.
Net Interest Margin was 3.11% in the third quarter, down 24 basis points from 3.35% in the second quarter of 2012. Net Interest Margin in the third quarter was negatively impacted by a short term deposit that inflated Average Assets. In addition, Net Interest Margin in the second quarter of 2012 had the positive effect of pre-payment penalties and the recovery of nonaccrual interest income. On a year-over-year basis, Net Interest Margin decreased 14 basis points from 3.25%.
Total Assets Under Management/Advisory (“AUM”) increased to $20.1 billion, up 5% from $19.1 billion in the second quarter of 2012. AUM increased 16% from $17.3 billion in the third quarter of 2011 due to market appreciation and net positive flows. The Company experienced third quarter 2012 AUM net inflows of $223 million, as compared to AUM net inflows of $16 million in the second quarter of 2012. AUM net outflows for the third quarter of 2011 were ($236) million.

Operating Expenses Increase in Q3 Due to Management Restructuring
Operating Expenses (excluding restructuring costs of $3.6 million) in the third quarter of 2012 were $54.6 million and were flat (excluding second quarter restructuring costs of $0.6 million) on a linked quarter basis. On a year-over-year basis, Operating Expenses (excluding third quarter 2011 restructuring costs of $1.1 million) were up 1% from $53.8 million.
The $3.6 million in restructuring charges resulted from severance costs due to changes made in the management structure at the Holding Company and at Boston Private Bank & Trust Company, the Company's largest subsidiary.
Provision Declines in Q3 Due Primarily to Improvements in Criticized Loans
Provision for Loan Losses in the third quarter was a credit of ($4.0) million, down from a provision of $1.7 million in the second quarter of 2012. On a year-over-year basis, Provision for Loan Losses decreased from a provision of $4.5 million in the third quarter of 2011.
Nonaccrual Loans (“Nonaccruals”) increased 9% to $73.4 million on a linked quarter basis. On a year-over-year basis, Nonaccruals were flat at $73.4 million. As a percentage of Total Loans, Nonaccruals were 1.48% in the third quarter of 2012, up 16 basis points from 1.32% in the second quarter of 2012. On a year-over-year basis, Nonaccruals as a percentage of Total Loans declined 16 basis points from 1.64%.
Additional credit metrics are listed below on a linked quarter and year-over-year basis:

(In millions)	September 30, 2012	June 30, 2012	September 30, 2011
Total Criticized Loans	$275.5	$298.6	$355.4
Total Loans 30-89 Days Past Due and Accruing (10)	$9.5	$14.2	$20.9
Total Net Loans (Charged-off)/ Recovered	$(3.9)	$(0.5)	$(4.5)
Allowance for Loan Losses/ Total Loans	1.83%	1.95%	2.20%
Capital Ratios Strengthen in Q3
Both regulatory risk-based capital ratios and tangible common equity ratios increased on a linked quarter basis. The Tier 1 Leverage ratio declined slightly due to a larger Average Balance Sheet.
“Strong Net Income and a reduction in the disallowed portion of our Deferred Tax Asset drove the 90 basis point increase in our Tier 1 Risk-Based Capital ratio in the third quarter,” said David J. Kaye, Chief Financial Officer.
Capital ratios are listed below on a linked quarter and year-over-year basis:

	September 30, 2012	June 30, 2012	September 30, 2011
Total Risk-Based Capital *	14.7%	14.3%	15.5%
Tier I Risk-Based Capital *	13.1%	12.2%	12.5%
Tier I Leverage Capital *	9.2%	9.3%	8.6%
TCE/TA	7.7%	7.4%	7.1%
TCE/Risk Weighted Assets *	10.4%	9.9%	10.4%

*	September 30, 2012 data is presented based on estimated data.

Dividend Payments
Concurrent with the release of the third quarter 2012 earnings, the Board of Directors of the Company declared a cash dividend to shareholders of $0.01 per share. The record date for this dividend is November 16, 2012, and the payment date is November 30, 2012.

Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures, such as the TCE/TA and TCE/Risk Weighted Assets ratios, and Operating Expenses excluding restructuring charges, to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.  A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.

Conference Call

Management will hold a conference call at 8 a.m. Eastern Time on Thursday, October 18, 2012, to discuss the financial results in more detail. To access the call:

Dial In #: (877) 883-0383
International Dial In #: (412) 902-6506
Elite Entry Number: 7158329

Replay Information:
Available from October 18 at 12 noon until October 26, 2012
Dial In #: (877) 344-7529
International Dial In #: (412) 317-0088
Conference Number: 10019250
The call will be simultaneously webcast and may be accessed on www.bostonprivate.com.
Boston Private Financial Holdings, Inc.
Boston Private Financial Holdings, Inc. is a national financial services organization with Wealth Management and Private Banking affiliates in Boston, New York, Los Angeles, San Francisco and Seattle. The Company has a $6 billion Private Banking balance sheet, and manages over $20 billion of client assets.

The Company positions its affiliates to serve the high net worth marketplace with high quality products and services of unique appeal to private clients. The Company also provides strategic oversight and access to resources, both financial and intellectual, to support affiliate management, marketing, compliance and legal activities. (NASDAQ: BPFH)
For more information about BPFH, visit the Company's website at www.bostonprivate.com.
Note to Editors:
Boston Private Financial Holdings, Inc. is not to be confused with Boston Private Bank & Trust Company. Boston Private Bank & Trust Company is a wholly-owned subsidiary of BPFH. The information reported in this press release is related to the performance and results of BPFH.
###
CONTACT:
Jeanne Hess
Assistant Vice President, Investor Relations
Boston Private Financial Holdings, Inc.
(617) 912-3798
jhess@bostonprivate.com

Statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, prospects for growth in assets, and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company's control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, adverse conditions in the capital and debt markets and the impact of such conditions on the Company's private banking, investment management and wealth advisory activities; changes in interest rates; competitive pressures from other financial institutions; the effects of continued weakness in general economic conditions on a national basis or in the local markets in which the Company operates, including changes which adversely affect borrowers' ability to service and repay our loans; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or decreases in deposit levels necessitating increased borrowing to fund loans and investments; increasing government regulation, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the risk that goodwill and intangibles recorded in the Company's financial statements will become impaired; the risk that the Company's deferred tax asset may not be realized; risks related to the identification and implementation of acquisitions; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company's Annual Report on Form 10-K and updated by the Company's Quarterly Reports on Form 10-Q; and other filings submitted to the Securities and Exchange Commission. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	September 30, 2012	June 30, 2012	September 30, 2011
	(In thousands, except share and per share data)
Assets:
Cash and cash equivalents	$83,585	$102,826	$329,585
Investment securities available for sale	755,125	734,362	846,267
Loans held for sale	135,169	12,336	13,275
Total loans	4,967,607	5,091,128	4,488,719
Less: Allowance for loan losses	91,129	99,054	98,759
Net loans	4,876,478	4,992,074	4,389,960
Other real estate owned (“OREO”)	3,186	3,054	9,161
Stock in Federal Home Loan Banks	42,886	43,089	44,248
Premises and equipment, net	28,390	28,919	28,707
Goodwill	110,180	110,180	110,180
Intangible assets, net	25,306	26,389	29,690
Fees receivable	9,460	8,363	7,998
Accrued interest receivable	16,731	16,667	16,504
Deferred income taxes, net	62,964	64,968	75,570
Other assets	123,324	121,016	112,627
Assets of discontinued operations (1)	—	—	10,549
Total assets	$6,272,784	$6,264,243	$6,024,321
Liabilities:
Deposits	$4,662,794	$4,595,758	$4,534,076
Securities sold under agreements to repurchase	106,713	100,842	108,294
Federal funds purchased	85,000	85,000	—
Federal Home Loan Bank borrowings	552,946	616,749	527,481
Junior subordinated debentures	158,647	174,397	188,645
Other liabilities	91,407	96,654	90,664
Liabilities of discontinued operations (1)	—	—	1,622
Total liabilities	5,657,507	5,669,400	5,450,782
Redeemable Noncontrolling Interests	19,675	19,221	21,885
The Company’s Shareholders’ Equity:
Preferred stock, $1.00 par value; authorized: 2,000,000 shares;
Series B, issued and outstanding (contingently convertible): 401 shares at September 30, 2012, June 30, 2012, and September 30, 2011; liquidation value: $100,000 per share	58,089	58,089	58,089
Common stock, $1.00 par value; authorized: 170,000,000 shares; issued and outstanding: 78,929,750 shares at September 30, 2012; 78,822,462 shares at June 30, 2012; and 78,004,135 shares at September 30, 2011	78,930	78,822	78,004
Additional paid-in capital	644,801	641,992	655,165
Accumulated deficit	(189,838)	(206,351)	(243,079)
Accumulated other comprehensive income	3,620	3,070	3,475
Total shareholders’ equity	595,602	575,622	551,654
Total liabilities, redeemable noncontrolling interests and shareholders’ equity	$6,272,784	$6,264,243	$6,024,321

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2012	June 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$52,533	$53,402	$53,043	$157,882	$160,190
Taxable investment securities	890	1,078	1,456	3,225	4,230
Non-taxable investment securities	782	752	905	2,382	2,922
Mortgage-backed securities	1,537	1,604	1,873	4,743	5,521
Federal funds sold and other	290	72	242	511	842
Total interest and dividend income	56,032	56,908	57,519	168,743	173,705
Interest expense:
Deposits	4,206	4,435	5,921	13,544	18,871
Federal Home Loan Bank borrowings	3,501	3,747	4,203	11,193	12,856
Junior subordinated debentures	1,507	1,690	1,851	4,950	5,648
Repurchase agreements and other short-term borrowings	452	440	485	1,326	1,526
Total interest expense	9,666	10,312	12,460	31,013	38,901
Net interest income	46,366	46,596	45,059	137,730	134,804
Provision/ (credit) for loan losses	(4,000)	1,700	4,500	1,700	15,660
Net interest income after provision for loan losses	50,366	44,896	40,559	136,030	119,144
Fees and other income:
Investment management and trust fees	15,906	15,484	16,161	46,628	48,581
Wealth advisory fees	9,495	9,183	8,623	27,914	25,672
Other banking fee income	1,250	984	1,339	3,250	3,859
Gain on repurchase of debt	976	715	—	2,570	1,838
Gain on sale of investments, net	25	839	103	878	689
Gain on sale of loans, net	648	430	386	1,499	1,897
Gain/(loss) on OREO, net	(104)	366	3,156	221	4,110
Other	408	8	(44)	1,107	2,186
Total fees and other income	28,604	28,009	29,724	84,067	88,832
Operating expense:
Salaries and employee benefits	34,688	34,471	33,796	106,071	104,207
Occupancy and equipment	8,078	7,931	7,519	23,274	22,079
Professional services	3,455	3,021	3,634	9,415	14,062
Marketing and business development	1,346	1,779	1,473	4,454	4,770
Contract services and data processing	1,446	1,355	1,150	3,989	3,503
Amortization of intangibles	1,082	1,090	1,124	3,263	3,679
FDIC insurance	1,138	982	1,356	2,969	4,887
Restructuring expense	3,581	564	1,116	4,280	7,402
Other	3,336	4,142	3,748	11,397	11,298
Total operating expense	58,150	55,335	54,916	169,112	175,887
Income/(loss) before income taxes	20,820	17,570	15,367	50,985	32,089
Income tax expense/(benefit)	5,124	5,240	4,542	14,215	8,559
Net income/(loss) from continuing operations	15,696	12,330	10,825	36,770	23,530
Net income/(loss) from discontinued operations (1)	1,672	2,590	1,594	5,816	4,810
Net income/(loss) before attribution to noncontrolling interests	17,368	14,920	12,419	42,586	28,340
Less: Net income/ (loss) attributable to noncontrolling interests	855	759	740	2,407	2,265
Net income/(loss) attributable to the Company	$16,513	$14,161	$11,679	$40,179	$26,075

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended			Nine Months Ended
PER SHARE DATA:	September 30, 2012	June 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
	(In thousands, except share and per share data)
Calculation of Income/(Loss) for EPS:
Net income/(loss) attributable to the Company	$16,513	$14,161	$11,679	$40,179	$26,075
Adjustments to Net Income/(Loss) Attributable to the Company to Arrive at Net Income/(Loss) Attributable to Common Shareholders (3)	(435)	71	(285)	(542)	(803)
Net Income/(Loss) Attributable to the Common Shareholders	16,078	14,232	11,394	39,637	25,272
LESS: Amount allocated to participating securities	(1,617)	(1,471)	(1,167)	(4,009)	(2,484)
Net Income/(Loss) Attributable to the Common Shareholders, after allocation to participating securities	$14,461	$12,761	$10,227	$35,628	$22,788

End of Period Common Shares Outstanding	78,929,750	78,822,462	78,004,135

Weighted Average Shares Outstanding:
Weighted average basic shares, including participating securities	86,180,999	85,099,821	84,665,098	85,777,464	84,164,113
LESS: Participating securities	(9,101,692)	(9,295,848)	(9,286,175)	(9,207,410)	(9,080,137)
PLUS: Dilutive potential common shares	1,077,229	701,119	201,954	902,683	175,295
Weighted Average Diluted Shares (2)	78,156,536	76,505,092	75,580,877	77,472,737	75,259,271

Diluted Total Earnings/(Loss) per Share	$0.19	$0.17	$0.14	$0.46	$0.30

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands, except per share data)	September 30, 2012	June 30, 2012	September 30, 2011
FINANCIAL DATA:
Book Value Per Common Share	$6.81	$6.57	$6.33
Tangible Book Value Per Share (4)	$5.49	$5.26	$4.92
Market Price Per Share	$9.59	$8.93	$5.88

ASSETS UNDER MANAGEMENT AND ADVISORY:
Private Banking	$3,784,000	$3,680,000	$3,427,000
Investment Managers	8,553,000	7,982,000	7,127,000
Wealth Advisory	7,797,000	7,474,000	6,740,000
Less: Inter-company Relationship	(20,000)	(19,000)	(18,000)
Assets Under Management and Advisory of Continuing Operations	$20,114,000	$19,117,000	$17,276,000
Assets Under Management and Advisory of Discontinued Operations (1)	—	—	933,000
Total Assets Under Management and Advisory	$20,114,000	$19,117,000	$18,209,000

FINANCIAL RATIOS:
Total Equity/Total Assets	9.50%	9.19%	9.16%
Tangible Common Equity/Tangible Assets (4)	7.70%	7.39%	7.14%
Tangible Common Equity/Risk Weighted Assets (4)	10.38%	9.90%	10.42%
Allowance for Loan Losses/Total Loans	1.83%	1.95%	2.20%
Allowance for Loan Losses/Nonaccrual Loans	124%	147%	134%
Return on Average Assets - Three Months Ended (Annualized)	1.00%	0.92%	0.77%
Return on Average Equity - Three Months Ended (Annualized)	11.30%	9.96%	8.57%
Efficiency Ratio - Three Months Ended (Annualized)	75.25%	72.42%	71.82%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance			Interest Income/Expense			Average Yield/Rate
(In Thousands)	Three Months Ended			Three Months Ended			Three Months Ended
AVERAGE BALANCE SHEET:	09/30/2012	06/30/2012	09/30/2011	09/30/2012	06/30/2012	09/30/2011	09/30/2012	06/30/2012	09/30/2011
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$271,990	$337,933	$393,845	$890	$1,078	$1,456	1.31%	1.28%	1.48%
Non-taxable investment securities (5)	188,183	186,030	190,772	1,221	1,174	1,400	2.60%	2.52%	2.94%
Mortgage-backed securities	257,680	245,043	236,105	1,537	1,604	1,873	2.38%	2.62%	3.17%
Federal funds sold and other	440,586	122,977	422,361	290	72	242	0.26%	0.24%	0.23%
Total Cash and Investments	1,158,439	891,983	1,243,083	3,938	3,928	4,971	1.36%	1.76%	1.60%
Loans: (6)
Commercial and Construction (5)	2,768,279	2,691,458	2,346,169	33,932	34,470	32,204	4.88%	5.15%	5.39%
Residential	2,038,277	1,926,628	1,794,929	18,230	17,979	19,022	3.58%	3.73%	4.24%
Home Equity and Other Consumer	280,366	292,353	318,003	2,236	2,336	3,006	3.17%	3.23%	3.71%
Total Loans	5,086,922	4,910,439	4,459,101	54,398	54,785	54,232	4.26%	4.48%	4.81%
Total Earning Assets	6,245,361	5,802,422	5,702,184	58,336	58,713	59,203	3.72%	4.06%	4.11%
LESS: Allowance for Loan Losses	99,778	100,236	99,387
Cash and due From Banks (Non-Interest Bearing)	42,688	73,153	53,582
Other Assets (7)	412,559	405,340	415,951
TOTAL AVERAGE ASSETS	$6,600,830	$6,180,679	$6,072,330
AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Deposits:
Savings and NOW	$458,499	$501,759	$539,489	$127	$201	$357	0.11%	0.16%	0.26%
Money Market	2,260,748	2,067,625	1,857,755	2,206	2,147	2,506	0.39%	0.42%	0.54%
Certificates of Deposit	805,540	837,295	1,006,639	1,873	2,087	3,058	0.92%	1.00%	1.21%
Total Deposits	3,524,787	3,406,679	3,403,883	4,206	4,435	5,921	0.47%	0.52%	0.69%
Junior Subordinated Debentures	168,288	177,566	188,645	1,507	1,690	1,851	3.50%	3.77%	3.92%
FHLB Borrowings and Other	637,471	707,315	657,122	3,953	4,187	4,688	2.43%	2.34%	2.79%
Total Interest-Bearing Liabilities	4,330,546	4,291,560	4,249,650	9,666	10,312	12,460	0.88%	0.96%	1.16%
Noninterest Bearing Demand Deposits	1,561,135	1,190,428	1,139,457
Payables and Other Liabilities (7)	105,914	109,578	116,403
Total Average Liabilities	5,997,595	5,591,566	5,505,510
Redeemable Noncontrolling Interests	18,496	20,254	21,516
Average Shareholders' Equity	584,739	568,859	545,304
TOTAL AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY	$6,600,830	$6,180,679	$6,072,330
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)				$48,670	$48,401	$46,743
LESS: FTE Adjustment (5)				2,304	1,805	1,684
Net Interest Income (GAAP Basis)				$46,366	$46,596	$45,059
Interest Rate Spread							2.84%	3.10%	2.95%
Net Interest Margin							3.11%	3.35%	3.25%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance		Interest Income/Expense		Average Yield/Rate
(In Thousands)	Nine Months Ended		Nine Months Ended		Nine Months Ended
AVERAGE BALANCE SHEET:	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$329,337	$372,687	$3,225	$4,230	1.31%	1.51%
Non-taxable investment securities (5)	189,536	193,435	3,718	4,443	2.62%	3.06%
Mortgage-backed securities	251,593	233,309	4,743	5,521	2.51%	3.16%
Federal funds sold and other	245,485	473,590	511	842	0.28%	0.24%
Total Cash and Investments	1,015,951	1,273,021	12,197	15,036	1.60%	1.58%
Loans: (6)
Commercial and Construction (5)	2,683,936	2,379,006	101,096	98,338	5.03%	5.47%
Residential	1,941,345	1,741,302	54,037	56,882	3.71%	4.36%
Home Equity and Other Consumer	297,532	328,641	7,331	8,868	3.29%	3.57%
Total Loans	4,922,813	4,448,949	162,464	164,088	4.41%	4.89%
Total Earning Assets	5,938,764	5,721,970	174,661	179,124	3.93%	4.15%
LESS: Allowance for Loan Losses	99,164	100,761
Cash and due From Banks (Non-Interest Bearing)	59,085	39,168
Other Assets (7)	445,116	442,860
TOTAL AVERAGE ASSETS	$6,343,801	$6,103,237
AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Deposits:
Savings and NOW	$497,128	$532,340	$659	$1,090	0.18%	0.27%
Money Market	2,116,993	1,867,430	6,490	8,107	0.41%	0.58%
Certificates of Deposit	863,646	1,039,997	6,395	9,674	0.99%	1.24%
Total Deposits	3,477,767	3,439,767	13,544	18,871	0.52%	0.73%
Junior Subordinated Debentures	174,665	191,639	4,950	5,648	3.72%	3.93%
FHLB Borrowings and Other	684,626	666,263	12,519	14,382	2.40%	2.85%
Total Interest-Bearing Liabilities	4,337,058	4,297,669	31,013	38,901	0.95%	1.20%
Noninterest Bearing Demand Deposits	1,305,344	1,136,918
Payables and Other Liabilities (7)	108,116	117,046
Total Average Liabilities	5,750,518	5,551,633
Redeemable Noncontrolling Interests	20,001	20,657
Average Shareholders' Equity	573,282	531,947
TOTAL AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY	$6,343,801	$6,104,237
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)			$143,648	$140,223
LESS: FTE Adjustment (5)			5,918	5,419
Net Interest Income (GAAP Basis)			$137,730	$134,804
Interest Rate Spread					2.98%	2.95%
Net Interest Margin					3.23%	3.25%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In Thousands)	September 30, 2012	June 30, 2012	September 30, 2011
LOAN DATA (8):
Commercial and Industrial Loans:
New England	$642,141	$666,145	$502,382
San Francisco Bay	65,034	66,586	57,918
Southern California	31,181	29,631	33,685
Pacific Northwest	47,979	47,014	38,223
Total Commercial and Industrial Loans	$786,335	$809,376	$632,208
Commercial Real Estate Loans:
New England	$645,222	$663,038	$627,413
San Francisco Bay	663,753	679,358	662,436
Southern California	354,097	344,918	204,083
Pacific Northwest	141,739	145,253	109,983
Total Commercial Real Estate Loans	$1,804,811	$1,832,567	$1,603,915
Construction and Land Loans:
New England	$116,783	$108,874	$90,751
San Francisco Bay	36,747	44,628	41,157
Southern California	8,590	7,492	5,530
Pacific Northwest	2,771	3,128	7,279
Total Construction and Land Loans	$164,891	$164,122	$144,717
Residential Loans:
New England	$1,168,492	$1,247,117	$1,237,389
San Francisco Bay	391,782	392,340	322,783
Southern California	306,001	281,113	177,647
Pacific Northwest	74,942	71,117	53,056
Total Residential Loans	$1,941,217	$1,991,687	$1,790,875
Home Equity Loans:
New England	$81,473	$84,790	$90,082
San Francisco Bay	37,122	41,557	49,475
Southern California	7,280	7,484	5,756
Pacific Northwest	2,377	2,727	5,343
Total Home Equity Loans	$128,252	$136,558	$150,656
Other Consumer Loans:
New England	$116,951	$135,221	$137,692
San Francisco Bay	11,551	11,992	12,427
Southern California	8,964	7,570	11,970
Pacific Northwest	1,678	1,338	1,688
Eliminations and other, net	2,957	697	2,571
Total Other Consumer Loans	$142,101	$156,818	$166,348
Total Loans
New England	$2,771,062	$2,905,185	$2,685,709
San Francisco Bay	1,205,989	1,236,461	1,146,196
Southern California	716,113	678,208	438,671
Pacific Northwest	271,486	270,577	215,572
Eliminations and other, net	2,957	697	2,571
Total Loans	$4,967,607	$5,091,128	$4,488,719

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In Thousands)	September 30, 2012	June 30, 2012	September 30, 2011
CREDIT QUALITY (8):
Special Mention Loans:
New England	$33,174	$35,308	$60,383
San Francisco Bay	26,443	31,508	71,640
Southern California	26,967	20,544	32,189
Pacific Northwest	7,838	5,573	13,901
Total Special Mention Loans	$94,422	$92,933	$178,113
Accruing Substandard Loans (9):
New England	$39,707	$50,343	$21,328
San Francisco Bay	49,754	62,736	55,426
Southern California	13,588	20,098	23,815
Pacific Northwest	4,757	5,084	3,310
Total Accruing Substandard Loans	$107,806	$138,261	$103,879
Nonaccruing Loans:
New England	$36,919	$29,733	$33,413
San Francisco Bay	28,710	28,350	27,449
Southern California	6,817	7,273	10,186
Pacific Northwest	948	2,001	2,397
Total Nonaccruing Loans	$73,394	$67,357	$73,445
Other Real Estate Owned:
New England	$191	$191	$1,301
San Francisco Bay	2,383	2,383	5,847
Southern California	—	—	345
Pacific Northwest	612	480	1,668
Total Other Real Estate Owned	$3,186	$3,054	$9,161
Loans 30-89 Days Past Due and Accruing (10):
New England	$4,832	$3,272	$348
San Francisco Bay	3,751	7,270	16,649
Southern California	917	3,058	3,947
Pacific Northwest	—	565	—
Total Loans 30-89 Days Past Due and Accruing	$9,500	$14,165	$20,944
Loans (Charged-off)/ Recovered, Net for the Three Months Ended:
New England	$(3,528)	$(576)	$(752)
San Francisco Bay	189	117	(3,266)
Southern California	231	(38)	(179)
Pacific Northwest	(817)	(51)	(286)
Total Net Loans (Charged-off)/ Recovered	$(3,925)	$(548)	$(4,483)
Loans (Charged-off)/ Recovered, Net for the Nine Months Ended:
New England	$(4,445)		$(2,153)
San Francisco Bay	(1,674)		(16,591)
Southern California	121		4,459
Pacific Northwest	(687)		(1,019)
Total Net Loans (Charged-off)/ Recovered	$(6,685)		$(15,304)

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

FOOTNOTES:

(1)
In the second quarter of 2012, the Company completed the sale of its affiliate Davidson Trust Company. In 2009, the Company completed the sale of its affiliates Boston Private Value Investors, Inc.; Sand Hill Advisors, LLC; RINET Company, LLC; Gibraltar Private Bank & Trust Company; and Westfield Capital Management Company, LLC. Accordingly, prior period and current financial information related to the divested companies are included with discontinued operations.

(2)
When the Company has positive Net Income from Continuing Operations Attributable to the Common Shareholders, the Company adds additional shares to Basic Weighted Average Shares Outstanding to arrive at Diluted Weighted Average Shares Outstanding for the Diluted Earnings Per Share calculation to reflect the assumed exercise, conversion, or contingent issuance of dilutive securities. If the additional shares would result in anti-dilution they would be excluded from the Diluted Earning Per Share calculation. The potential dilutive shares relate to: unexercised stock options, unvested non-participating restricted stock, unexercised stock warrants, and unconverted Convertible Trust Preferred securities. The amount of shares that were anti-dilutive for the three and nine months ended September 30, 2012 was 0.8 million in both periods. The amount of shares that were anti-dilutive for the three and nine months ended September 30, 2011 were 1.7 million in both periods. The amount of shares that were anti-dilutive for the three months ended June 30, 2012 was 1.3 million. See Part II. Item 8. "Financial Statements and Supplementary Data - Note 1: Basis of Presentation and Summary of Significant Accounting Policies" in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 for additional information.

(3)
Adjustments to Net Income/(Loss) Attributable to the Company to arrive at Net Income/(Loss) Attributable to the Common Shareholders, as presented in these tables, include decrease/ (increase) in Noncontrolling Interests Redemption Value and Dividends on Participating Securities.

(4)
The Company uses certain non-GAAP financial measures, such as: Tangible Book Value; the Tangible Common Equity ("TCE") to Tangible Assets ("TA") ratio; the TCE to Risk Weighted Assets ratio; pre-tax, pre-provision earnings; and operating expenses excluding restructuring costs to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Total Equity to Total Assets ratio to the Non-GAAP TCE to TA ratio, and the Non-GAAP TCE to Risk Weighted Assets ratio, and from GAAP Book Value to Non-GAAP Tangible Book Value are presented below:

The Company calculates Tangible Assets by adjusting Total Assets to exclude Goodwill and Intangible Assets.

The Company calculates Tangible Common Equity by adjusting Total Equity to exclude Goodwill and Intangible Assets, net and includes the difference between Redemption Value and value per ASC 810, Consolidation ("ASC 810"), for Redeemable Noncontrolling Interests.

(In thousands, except per share data)	September 30, 2012	June 30, 2012	September 30, 2011
Total Balance Sheet Assets	$6,272,784	$6,264,243	$6,024,321
LESS: Goodwill and Intangible Assets, net *	(135,486)	(136,569)	(146,774)
Tangible Assets (non-GAAP)	6,137,298	6,127,674	5,877,547
Total Equity	595,602	575,622	551,654
LESS: Goodwill and Intangible Assets, net	(135,486)	(136,569)	(146,774)
ADD: Difference between Redemption Value of Non-controlling Interests and value under ASC 810	12,744	13,937	14,641
Total adjusting items	(122,742)	(122,632)	(132,133)
Tangible Common Equity (non-GAAP)	472,860	452,990	419,521
Total Equity/Total Assets	9.50%	9.19%	9.16%
Tangible Common Equity/Tangible Assets (non-GAAP)	7.70%	7.39%	7.14%

Total Risk Weighted Assets **	4,553,776	4,575,120	4,024,575
Tangible Common Equity/Total Risk Weighted Assets (non-GAAP)	10.38%	9.90%	10.42%

End of Period Shares Outstanding	78,930	78,822	78,004
EOP Carlyle Common Convertible Shares	7,261	7,261	7,261
Common Equivalent Shares	86,191	86,084	85,265

Book Value Per Common Share	$6.81	$6.57	$6.33
Tangible Book Value Per Share (non-GAAP)	$5.49	$5.26	$4.92
*    For the TCE to TA ratio, Goodwill and Intangible Assets, net includes Goodwill and Intangible Assets of discontinued operations for September 30, 2011, which are included on the consolidated balance sheet with Assets of Discontinued Operations.
**     Risk Weighted Assets for September 30, 2012 is presented based on estimated data.

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

Reconciliations from the Company's GAAP income from continuing operations before income taxes to Non-GAAP pre-tax, pre-provision earnings and from GAAP operating expenses to Non-GAAP operating expenses excluding restructuring costs are presented below:

	Three Months Ended
(In Thousands)	September 30, 2012	June 30, 2012	September 30, 2011
Income/(loss) before income taxes (GAAP)	$20,820	$17,570	$15,367
ADD BACK: Provision/ (credit) for loan losses	(4,000)	1,700	4,500
Pre-tax, pre-provision earnings (Non-GAAP)	$16,820	$19,270	$19,867

Total operating expense (GAAP)	$58,150	$55,335	$54,916
LESS: Restructuring expense	3,581	564	1,116
Total operating expenses (excluding restructuring costs) (Non-GAAP)	$54,569	$54,771	$53,800

(5)	Interest Income on Non-taxable Investments and Loans are presented on an FTE basis using the federal statutory rate of 35% for each period presented.

(6)	Includes Loans Held for Sale and Nonaccrual Loans.

(7)	Assets and liabilities of discontinued operations are included in other assets and other liabilities in the average balance sheet presentation.

(8)
The concentration of the Private Banking loan data and credit quality is based on the location of the lender's regional offices. Net loans from the Holding Company to certain principals of the Company's affiliate partners, loans at the Company's non-banking segments, and inter-company loan eliminations are identified as “Eliminations and other, net”.

(9)
Accruing substandard loans include loans that are classified as substandard but are still accruing interest income. The Bank may classify a loan as substandard where known information about possible credit problems of the related borrowers causes management to have doubts as to the ability of such borrowers to comply with the present repayment terms and which may result in disclosure of such loans as nonaccrual at some time in the future.

(10)
In addition to loans 30-89 days past due and accruing, at September 30, 2012, the Company had three loans totaling $2.7 million that were more than 90 days past due but still on accrual status. These loans originated in the New England and San Francisco regions. At June 30, 2012, the Company had two loans totaling less than $0.1 million that were more than 90 days past due but still on accrual status. These loans originated in the New England region. There were no loans more than 90 days past due and still on accrual status at September 30, 2011.